EXHIBIT 4.6
                      [FORM OF COMMON STOCK CERTIFICATE]

                                    [FACE]


No. W-                                                        _______ Warrants

                                           This Certificate is transferable in
                                                                Houston, Texas

Incorporated under the laws                                 CUSIP NO._________
of the state of Nevada                                See reverse for certain
                                                   definitions and information

                                 TEXOIL, INC.

      This Warrant Certificate certifies that ______________________, is the owner of shares of the common stock of the par value of one cent ($0.01) per share of Texoil, Inc. transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be fixed hereto.

Dated:                                    TEXOIL. INC.

Attest:


_______________________________           By: _________________________________
Secretary                                       President

                               [CORPORATE SEAL]

Countersigned:
FIRST INTERSTATE BANK OF TEXAS, N.A.
Transfer Agent and Registrar


By: ___________________________
      Authorized Signature

                      [FORM OF COMMON STOCK CERTIFICATE]

                                   [REVERSE]

                                 TEXOIL, INC.

The articles of incorporation of this corporation deny preemptive rights to its stockholders. A full statement of such limitation is set forth in the articles of incorporation on file in the office of the secretary of state of the state of Nevada.

A full statement of the voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes of stock or series thereof which the articles of incorporation of this corporation authorize it to issue and the qualifications, limitations or restrictions of such rights is set forth in the articles of incorporation on file in the office of the secretary of state of the state of Nevada. The corporation will furnish a copy of such statement to the record holder of the certificate without charge on request to the corporation at its principal place of business or registered office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          Unif Gift Min Act ______ Custodian _____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN -  as joint tenants with right of       under Uniform Gifts to Minors Act
          survivorship and not as tenants          _______________________
          in common                                       (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________________ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee __________

________________________________________________________________________________
please print or typewrite name and address including postal zip code and telephone number of assignee ___________________________________________________

________________________________________________________________________________

__________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:______________________              ______________________________________
                                          Notice: The signature to this
                                          assignment must correspond with the
                                          mane as written upon the face of the
                                          Certificate, in every particular,
                                          without alteration or enlargement, or
                                          any change whatever.

Signature Guaranteed:

__________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-15.